Related party transactions (Details) - USD ($) $ in Thousands		3 Months Ended
		Nov. 30, 2023	Nov. 30, 2022
Related party transactions [abstract]
Remuneration	[1]	$ 436	$ 459
Share-based compensation expense		693	714
Total directors and key management personnel		$ 1,129	$ 1,173

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.